Exhibit 10.1

FOURTH AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of February 20, 2007, among LoJack Corporation, a Massachusetts corporation (the “Parent”), LoJack Exchangeco Canada Inc., a Canadian corporation (the “Borrowing Subsidiary”) and Boomerang Tracking Inc., a Canadian corporation (“Boomerang” and together with the Borrowing Subsidiary, the “Canadian Borrowers”, the Parent and the Canadian Borrowers, collectively the “Borrowers” and individually a “Borrower”), the Guarantors party hereto, the Lenders party hereto and Harris N.A., as Administrative Agent for the Lenders.

PRELIMINARY STATEMENTS

A. The Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into a certain Multicurrency Credit Agreement, dated as of October 29, 2004, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrowers have requested that the Lenders increase the Canadian Revolving Credit Commitments from Cdn. $5,000,000 to Cdn. $10,000,000 and make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. The definition of “Canadian Revolving Credit Commitment” in Section 5.1 of the Credit Agreement (Definitions) shall be amended by replacing the amount “Cdn $5,000,000” appearing therein with the amount “Cdn. $10,000,000”.

1.2. Section 8.9(k) of the Credit Agreement (Investments, Acquisitions, Loans and Advances) shall be amended by replacing the amount “$1,500,000” appearing therein with the amount “$4,000,000”.

1.3. Schedule 1 to the Credit Agreement shall be amended and restated in its entirety to read as set forth on Schedule 1 attached hereto.

 SECTION 2.   NEW NOTE.

    In substitution and replacement for that certain Canadian Revolving Note of the Canadian Borrowers payable to Bank of Montreal dated as of July 27, 2005, in the face principal amount of

Cdn. $5,000,000 (the “Previous Note”), the Canadian Borrowers shall execute and deliver to Bank of Montreal a Canadian Revolving Note in the aggregate amount of Cdn. $10,000,000, dated as of the date of its issuance and otherwise in the form of Exhibit D-3 attached hereto (the “New Note”). The New Note shall be issued in substitution and replacement for the Previous Note and shall evidence the principal amount of the Canadian Revolving Loan currently outstanding and, in addition, it shall evidence all Canadian Revolving Loans made on and after the date hereof. All references in the Credit Agreement to the “Canadian Revolving Note” shall from and after the effective date of this Amendment be deemed references to the New Note.

SECTION 3.   CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.  The Borrowers, the Administrative Agent, and the Lenders shall have executed and delivered this Amendment.

3.2.  The Canadian Borrowers shall have executed and delivered to Bank of Montreal the replacement Canadian Revolving Note in form attached hereto as Exhibit D-3.

3.3.  The Administrative Agent shall have received for each Lender copies of resolutions of the Board of Directors of each Canadian Borrower authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, together with specimen signatures of the persons authorized to execute such documents on their behalf, all certified in each instance by their respective Secretary or Assistant Secretary.

3.4.  The Administrative Agent shall have received for each Lender copies of certificates of compliance for each of the Canadian Borrowers (dated no earlier than 30 days prior to the date hereof) from the appropriate governmental offices where such Canadian Borrower is incorporated.

3.5.  The Administrative Agent shall have received for each Lender the favorable written opinion of counsel to each of the Canadian Borrowers, in form and substance satisfactory to the Administrative Agent.

3.6.  Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

3.7.  The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

SECTION 4.   REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct

(except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Lenders) and (b) the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.   MISCELLANEOUS.

5.1.  Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2.  The Borrowers agree to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

5.3.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Fourth Amendment to Multicurrency Credit Agreement is entered into as of the date and year first above written.

LOJACK CORPORATION, as Parent and Guarantor
By /s/Michael Umana
Name: Michael Umana
Title: Senior Vice President, CFO
LOJACK EXCHANGECO CANADA INC., as a Canadian Borrower
By /s/Michael Umana
Name: Michael Umana
Title: Vice President
BOOMERANG TRACKING INC., as a Canadian Borrower and Guarantor
By /s/Michael Umana
Name: Michael Umana
Title: Vice President, Finance
Accepted and agreed to.
“Lenders”
HARRIS N.A., in its individual capacity as a Lender and as Administrative Agent
By /s/Sarah Kim
Name: Sarah Kim
Title: Managing Director
BANK OF MONTREAL, in its individual capacity as a Lender and as Canadian Co-Agent
By /s/Sarah Kim
Name: Sarah Kim
Title: Managing Director

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF GUARANTORS

The undersigned Guarantors heretofore executed and delivered to the Administrative Agent and the Lenders the Credit Agreement (wherein the Guarantors guaranteed the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability). The undersigned hereby consents to the Fourth Amendment to the Credit Agreement as set forth above and confirms that all obligations of the undersigned under the Credit Agreement remain in full force and effect and, without limiting the foregoing, each of the undersigned acknowledges and agrees that the increase in the Canadian Revolving Credit Commitment constitutes indebtedness which is guarantied by the undersigned. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge that the Lenders and the Administrative Agent are relying on the assurances provided herein in entering into the Amendment set forth above.

LOJACK INTERNATIONAL CORPORATION
By /s/Michael Umana
Name: Michael Umana
Title: Treasurer
LOJACK GLOBAL LLC
By /s/Michael Umana
Name: Michael Umana
Title: Vice President
LOJACK OPERATING COMPANY, L.P.
By /s/Michael Umana
Name: Michael Umana
Title: Vice President
6292887 CANADA INC.
By /s/Michael Umana
Name: Michael Umana
Title: Vice President

EXHIBIT D-3

CANADIAN REVOLVING NOTE

CDN. $10,000,000	February 20, 2007

FOR VALUE RECEIVED, the undersigned, LOJACK EXCHANGECO CANADA INC., a Canadian corporation (the “Borrowing Subsidiary”) and BOOMERANG TRACKING INC., a Canadian corporation (“Boomerang” and, together with the Borrowing Subsidiary, the “Canadian Borrowers”), hereby jointly and severally promise to pay to the order of Bank of Montreal (the “Lender”) on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Canadian Co-Agent, in immediately available funds, the principal sum of Ten Million Cdn. Dollars (Cdn. $10,000,000) or, if less, the aggregate unpaid principal amount of all Canadian Revolving Loans made by the Lender to the Canadian Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each Canadian Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Canadian Revolving Notes referred to in the Multicurrency Credit Agreement dated as of October 29, 2004, as amended, among the Parent, the Canadian Borrowers, the Guarantors party thereto, the Lenders party thereto, Bank of Montreal, as Canadian Co-Agent for the Lenders, and Harris N.A., as Administrative Agent for the Lenders (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Canadian Borrowers hereby waive demand, presentment, protest or notice of any kind hereunder.

This Canadian Revolving Note is issued in substitution and replacement for that certain Canadian Revolving Note dated as of July 27, 2005 in the principal amount of Cdn $5,000,000 from the Canadian Borrowers to the Lender.

LOJACK EXCHANGECO CANADA INC.	BOOMERANG TRACKING INC.
By_____________________________	By_____________________________
Name_______________________	Name______________________
Title________________________	Title_______________________

SCHEDULE 1

COMMITMENTS

NAME OF LENDER	TERM LOAN*	CANADIAN REVOLVING CREDIT COMMITMENT	DOMESTIC REVOLVING CREDIT COMMITMENT
Harris N.A.	N/A	N/A	U.S. $10,000,000
Bank of Montreal	Cdn. $16,930,500	Cdn. $10,000,000	N/A
TOTAL	Cdn. $16,930,500	Cdn. $10,000,000	U.S. $10,000,000

*Amount outstanding as of February 12, 2007